Exhibit 99.1

Ethos Reports First Quarter Fiscal Year 2026 Financial Results

•
Q1 Revenue grew 104% year-over-year to $193 million
•
Q1 Direct Channel Revenue grew 136% year-over-year to $146 million
•
Q1 Third-Party Revenue grew 42% year-over-year to $47 million

Austin, TX — May 6, 2026 — Ethos (Nasdaq: LIFE), a leading life insurance technology company on a mission to democratize access to life insurance, today announced its financial results for the first quarter ended March 31, 2026.

“Q1 is our seasonally strongest quarter, and this was an exceptional one,” said Peter Colis, CEO and Co-Founder of Ethos. “Our results reflect both the velocity of our growth and the discipline of our execution. We are committed to protecting families at scale, and in Q1 we protected more than 88,000 additional families.”

First Quarter 2026 Financial Highlights

•
Revenue: Grew 104% year-over-year to $193.1 million
•
Direct Channel Revenue: Grew 136% year-over-year to $146.0 million with similar year-over-year unit economics
•
Third-Party Channel Revenue: Grew 42% year-over-year to $47.1 million
•
Net Loss: $(166.4) million, representing a (86)% margin
•
Non-GAAP Net Income: $29.1 million, representing a 15% margin
•
Adjusted EBITDA: $33.6 million, representing a 17% margin
•
Gross Profit: $189.9 million, representing a 98% gross profit margin
•
Contribution Profit: $58.6 million, a 30% contribution profit margin
•
Net Loss per Share: basic and diluted, was $(3.57) per share
•
Non-GAAP Net Income per Share: diluted was $0.38 per share
•
Cash Flow: $31.2 million net cash provided by operations

First Quarter 2026 Business Highlights

•
Families Protected: Activated 88,373 new policies in Q1, representing 84% year-over-year growth
•
Reported Average Revenue per Unit: $2,185, representing 11% year-over-year growth
•
Product Innovation: Launched two new Whole Life products with Banner Life

Agent Payments Update

During Q1, Ethos updated its third-party agent compensation and persistency estimates to reflect both maturing cohort experience and the impact of recent operational improvements. As these cohorts matured and additional observed experience accumulated, Ethos identified that early-stage policy persistency was better than originally projected. Together with the impact of recent operational improvements, these factors resulted in lower agent compensation clawbacks and, therefore, higher agent compensation expense than originally projected for policies activated through the company's Third-Party channel in the second half of 2024 and throughout 2025.

The resulting change in estimate resulted in a one-time, non-cash charge of $16.5 million in Q1.

Financial Outlook

For the second quarter of 2026, Ethos expects the following:

•
Total Revenue: Between $114.0 million and $118.0 million, representing a 31% increase year-over-year at the midpoint
•
Adjusted EBITDA: Between $20.0 million and $22.0 million

For the full fiscal year 2026, Ethos expects the following:

•
Total Revenue: Between $561.0 million and $565.0 million, representing a 45% increase year-over-year at the midpoint
•
Adjusted EBITDA: Between $103.0 million and $107.0 million

Ethos’ financial outlook for the second quarter and full fiscal year 2026 are forward-looking, and actual results may differ materially as a result of many factors. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause the company's actual results to differ materially from these forward-looking statements.

Reconciliation of Adjusted EBITDA on a forward-looking basis to net income, the most directly comparable GAAP measure, is not available without unreasonable efforts due to high variability and complexity and low visibility with respect to certain charges excluded from this non-GAAP measure, including interest expense and interest income and income tax expenses. Ethos expects the variability of these items could have a significant, and potentially unpredictable, impact on its future GAAP financial results.

Conference Call Information

Ethos will host a conference call for analysts and investors to discuss its earnings results for the first quarter 2026 and outlook for its second fiscal quarter and fiscal year 2026 today at 1:30 p.m. Pacific time (4:30 p.m. Eastern time). A live webcast and accompanying presentation can be accessed through the events section of the Ethos investor relations website at investors.ethos.com. A recorded webcast of the event will also be available on the Ethos Investor Relations website.

Non-GAAP Financial Information

Ethos has provided in this press release financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (GAAP). We believe that non-GAAP financial measures, among others, provide important supplemental information to management and investors, help evaluate our business, identify trends affecting our performance, formulate business plans, and make strategic decisions.

The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP. For further information regarding these non-GAAP measures, including the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, please refer to the financial tables below.

Adjusted EBITDA - Ethos defines Adjusted EBITDA as net income excluding interest expense, interest income, income tax expense, depreciation and amortization, and stock-based compensation expense and related taxes as set forth in the table below. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA for a period by revenue for the same period. Ethos uses Adjusted EBITDA and Adjusted EBITDA Margin to assess performance, to inform the preparation of its annual operating budget and quarterly forecasts, to evaluate the effectiveness of its business strategies, and to assist its board of directors in monitoring its business and financial performance. Ethos believes that Adjusted EBITDA and Adjusted EBITDA Margin provide useful information to investors about its business and financial performance, enhance their overall understanding of its past performance and future prospects, including by providing consistency and comparability with its past financial performance, and allow for greater transparency with respect to measures used by its management in investors’ financial and operational decision making. In addition, Ethos believes Adjusted EBITDA is widely used by investors, securities analysts, and other parties in evaluating companies in its industry as a measure of operational performance.

Contribution Profit - Ethos defines Contribution Profit as gross profit less sales and marketing expense, which includes agent payments and underwriting costs for non-activated policies, plus stock-based compensation and related taxes related to its employees and overhead costs allocated to sales and marketing expenses. Gross profit is defined as revenue less cost of revenue. Cost of revenue primarily consists of underwriting costs associated with activated policies. Overhead costs allocated to sales and marketing expenses include professional fees, technology expenses, and other related costs. Contribution Margin is calculated by dividing Contribution Profit for a period by revenue for the same period.

Non-GAAP Net Income and Non-GAAP Net Income Per Share, Basic and Diluted - Ethos defines non-GAAP net income as net income, adjusted to exclude stock-based compensation and related taxes, in order to provide investors and management with greater visibility to the underlying performance of its recurring core business operations. Ethos defines non-GAAP net income per share, basic, as non-GAAP net income divided by the weighted-average shares outstanding. Ethos defines non-GAAP net income per share, diluted, as non-GAAP net income divided by the weighted-average shares outstanding, which includes the dilutive effect of potentially diluted common stock equivalents outstanding during the period, if any.

About Ethos

Ethos is a leading life insurance technology company on a mission to protect families by democratizing access to life insurance and empowering agents at scale. With its robust three-sided technology platform, Ethos is transforming the life insurance experience for consumers, agents, and carriers alike. Ethos offers instant, accessible products and a seamless online process that requires no medical exams and just a few health questions; it eliminates traditional barriers, making it easier than ever for everyone to protect their families. Ethos is redefining how life insurance is bought, sold, and underwritten.

Learn more at ethos.com.

Investor Relations Contact:

Aaron Turner

ir@ethos.com

Press Contact:
Allyson Savage
press@ethos.com

Forward-Looking Statements

This press release and the related conference call contain express and implied “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding Ethos’ financial outlook for the fiscal quarter ending June 30, 2026 and the fiscal year ending December 31, 2026, the size of Ethos’ market opportunity, market trends, and Ethos’ business and financial strategy and plans. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” or similar expressions. Such statements are subject to risks, uncertainties and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. These include, but are not limited to: Ethos’ limited operating history at its current scale, scope and complexity; the growth rate of the markets in which Ethos competes; Ethos’ ability to effectively manage and sustain its growth; Ethos’s ability to compete with existing competitors and new market entrants; Ethos’ ability to attract new and retain existing carriers and agency counterparties; adoption of and engagement with Ethos’ platform by individual agents; Ethos’ brand awareness and the success of its marketing efforts to grow its business; potential damage to Ethos’ reputation; disruptions or other business interruptions that affect the availability of Ethos’ platform. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements contained herein are included in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Ethos’ most recent filings with the Securities and Exchange Commission, including in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Except as required by law, Ethos undertakes no obligation, and does not intend, to update these forward-looking statements.

ETHOS TECHNOLOGIES INC.

Condensed Consolidated Statements of Operations

(In Thousands, Except Per Share Data) (Unaudited)

	Three Months Ended March 31,
	2026	2025
Revenue:
Commission	$193,099	$94,888
Total revenue	193,099	94,888
Costs and expenses:
Sales and marketing	144,107	56,383
General and administrative	180,644	13,396
Technology (exclusive of amortization)	27,063	9,658
Cost of revenue	3,230	1,575
Depreciation and amortization	1,369	1,337
Total costs and expenses	356,413	82,349
Income (loss) from operations	(163,314)	12,539
Other income (expense):
Interest expense	(662)	(973)
Interest income	1,377	1,513
Other income, net	53	32
Total other income, net	768	572
Net income (loss) before income tax expense	(162,546)	13,111
Income tax expense	(3,845)	(864)
Net income (loss)	(166,391)	12,247
Deemed dividend on the conversion of Series D and D1 redeemable convertible preferred stock	(5,642)	—
Net income (loss) attributable to common stockholders	$(172,033)	$12,247

Per share data:
Basic net income (loss) per share	$(3.57)	$0.75
Diluted net income (loss) per share	$(3.57)	$0.21
Weighted-average shares used in computing basic net income (loss) per share	48,130	16,260
Weighted-average shares used in computing diluted net income (loss) per share	48,130	58,762

ETHOS TECHNOLOGIES INC.

Condensed Consolidated Balance Sheets

(In Thousands)(Unaudited)

	March 31,	December 31,
	2026	2025
Assets
Current assets:
Cash and cash equivalents	$107,909	$91,091
Short-term investments	36,692	34,876
Accounts receivable, net	53,337	36,498
Commissions receivable-current, net	26,382	28,786
Prepaid and other current assets	35,032	54,553
Total current assets	259,352	245,804
Long-term assets:
Commissions receivable, net	265,021	224,219
Property and equipment, net	10,288	8,189
Operating lease right-of-use assets	1,892	2,183
Goodwill	2,238	2,238
Acquired intangible assets, net of amortization	637	662
Long-term investments	79,203	31,468
Other long-term assets	733	574
Total long-term assets	360,012	269,533
Total assets	$619,364	$515,337
Liabilities, redeemable preferred stock and stockholders’ equity
Current liabilities:
Accounts payable	$65,908	$55,070
Accrued expenses	53,026	39,224
Liabilities related to sale of commissions receivable-current	10,724	11,750
Operating lease liabilities-current	1,129	1,125
Other current liabilities	24,170	6,021
Total current liabilities	154,957	113,190
Long-term liabilities:
Liabilities related to sale of commissions receivable-non-current	10,459	12,509
Operating lease liabilities-non-current	922	1,228
Deferred tax liability	11,703	8,529
Total long-term liabilities	23,084	22,266
Total liabilities	178,041	135,456
Commitments and contingencies
Redeemable convertible preferred stock, par value $0.0001	—	403,997
Stockholders’ deficit:
Common stock, $0.0001 par value	6	2
Additional paid-in capital	711,325	78,950
Accumulated other comprehensive loss	(1,103)	(554)
Accumulated deficit	(268,905)	(102,514)
Total stockholders’ equity (deficit)	441,323	(24,116)
Total liabilities, redeemable convertible preferred stock and stockholders’ equity	$619,364	$515,337

ETHOS TECHNOLOGIES INC.

Condensed Consolidated Statements of Cash Flows

(In Thousands)(Unaudited)

	Three Months Ended March 31,
	2026	2025
Cash flows from operating activities
Net income (loss)	$(166,391)	$12,247
Adjustments to reconcile net income to net cash used in operating activities:
Deferred taxes	3,174	644
Depreciation and amortization	1,347	1,337
Non-cash interest expense	661	973
Amortization of discounts and premium, investments	(182)	(432)
Stock-based compensation expense	192,724	9,814
Operating lease right-of-use asset amortization	256	227
Unrealized foreign currency translation	(112)	(119)
Changes in operating assets and liabilities:
Prepaid and other assets	12,389	(7,963)
Accounts payable	9,952	10,178
Accounts receivable	(16,839)	(8,927)
Commissions receivable	2,404	(1,251)
Long-term commissions receivable	(40,802)	(16,483)
Accrued expenses	14,746	5,949
Other current liabilities	17,882	4,616
Net cash provided by operating activities	31,209	10,810
Cash flows from investing activities
Purchase of property and equipment	(353)	(278)
Purchase of investments	(77,187)	(22,210)
Proceeds from maturity of investments	27,015	25,200
Investment in software development costs	(1,573)	(737)
Net cash provided by (used in) investing activities	(52,098)	1,975
Cash flows from financing activities
Proceeds from issuance of Class A common stock in initial public offering, net of underwriting discounts and commissions	91,580	—
Proceeds from liabilities related to sale of commissions receivable	—	5,000
Taxes paid related to net share settlement of restricted stock units	(49,085)	—
Repayment of liabilities related to sale of commissions receivable	(3,573)	(2,172)
Proceeds from exercise of stock options and warrants	666	719
Payment of deferred offering costs	(1,804)	(156)
Net cash provided by financing activities	37,784	3,391
Net increase in cash and cash equivalents	16,895	16,176
Effect of exchange rates on cash	(77)	(4)
Cash and cash equivalents, beginning of period	91,091	35,075
Cash and cash equivalents, end of period	$107,909	$51,247

ETHOS TECHNOLOGIES INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(In Thousands) (Unaudited)

	Three Months Ended March 31,
	2026	2025
	(in thousands)
Gross profit	$189,869	$93,313
Less: sales and marketing	(144,107)	(56,383)
Add: stock-based compensation and related taxes allocated to sales and marketing	10,364	1,987
Add: professional fees allocated to sales and marketing	327	366
Add: technology expenses allocated to sales and marketing	1,211	796
Add: other expenses allocated to sales and marketing	935	392
Contribution profit	$58,599	$40,471
Contribution profit margin	30%	43%

	Three Months Ended March 31,
	2026	2025
	(in thousands)
Net income (loss) before provision for income tax	$(162,546)	$13,111
Interest expense	662	973
Interest income	(1,377)	(1,513)
Depreciation and amortization	1,369	1,337
Stock–based compensation and related taxes	195,507	9,814
Adjusted EBITDA	$33,615	$23,722
Adjusted EBITDA margin	17%	25%

	Three Months Ended March 31,
	2026	2025
	(in thousands)
Stock–based compensation and related taxes
Sales and marketing	$10,364	$1,987
General and administrative	168,104	5,474
Technology (exclusive of amortization)	17,039	2,353
Total	$195,507	$9,814

	Three Months Ended March 31,
	2026	2025
	(in thousands, except per share data)
GAAP net income (loss)	$(166,391)	$12,247
Deemed dividend on the conversion of Series D and D1 redeemable convertible preferred stock	(5,642)	—
GAAP net income (loss) attributable to common stockholders	$(172,033)	$12,247

GAAP net income (loss)	$(166,391)	$12,247
Add back: Stock-based compensation expense and related taxes	195,507	9,814
Non-GAAP net income	$29,116	$22,061
Deemed dividend on the conversion of Series D and D1 redeemable convertible preferred stock	(5,642)	—
Non-GAAP net income attributable to common stockholders	$23,474	$22,061

Per share data:
Weighted-average shares used in computing GAAP net income (loss) per share, basic	48,130	16,260
Weighted-average shares used in computing GAAP net income (loss) per share, diluted	48,130	58,762
Weighted-average shares used in computing non-GAAP net income per share, basic	48,130	16,260
Weighted-average shares used in computing non-GAAP net income per share, diluted	62,269	58,762

GAAP net income (loss) per share attributable to common stockholders, basic	$(3.57)	$0.75
GAAP net income (loss) per share attributable to common stockholders, diluted	$(3.57)	$0.21
Non-GAAP net income per share attributable to common stockholders, basic	$0.49	$1.36
Non-GAAP net income per share attributable to common stockholders, diluted	$0.38	$0.38